CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Jun. 30, 2023
Cash and cash equivalents [abstract]
Schedule of Cash, Cash Equivalents and Short Term Investments

Amounts in R million	Note	2023	2022

Cash on hand		131.3	113.2
Access deposits and income funds[1]		2,328.7	2,401.7
Restricted cash[2]		11.4	10.7

		2,471.4	2,525.6

Interest earned on cash and cash equivalents	6	190.2	111.8
[1]These consist of access deposit notes and conservatively managed income funds that are diversified across the major financial institutions in South Africa.
At reporting date all of these instruments had same day or next day liquidity and effective annualised yields of between 8.80% and 9.49%

[2]This consists of cash held on call as collateral for guarantees issued by the Standard Bank of South Africa Limited on behalf of the Group for environmental rehabilitation amounting to R5.2 million and various utilities amounting to R5.1 million

Schedule of Market Risk

Amounts in R million	2023	2022

100bp increase	25.0	23.5
100bp (decrease)	(25.0)	(23.5)

US Dollars not converted to South African rands at reporting date are as follows:

Figures in USD million	2023	2022

Foreign denominated cash at 30 June	3.7	3.4

A 10% strengthening of the rand against the US Dollar at 30 June 2023 would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant.

Amounts in R million	2023	2022

Strengthening of the Rand against the US Dollar	(7.0)	(5.5)
Weakening of the Rand against the US Dollar	7.0	5.5